UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	X

Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
x	Definitive Information Statement

PRUDENTIAL INVESTMENT PORTFOLIOS 2
(Name of Registrant As Specified In Its Charter)
(Name of Person(s) Filing Information Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
x	No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at www.pgiminvestments.com/fundupdates

PRUDENTIAL INVESTMENT PORTFOLIOS 2
PGIM Commodity Strategies Fund

655 Broad Street

Newark, New Jersey 07102

INFORMATION STATEMENT
June 26, 2018

To the Shareholders:

On December 5-7, 2017, at regular meetings of the Board of Trustees of Prudential Investment Portfolios 2 (the “Trust”), the Trustees approved the appointment of Prudential Fixed Income, a unit of Quantitative Management Associates LLC (“QMA”), to replace CoreCommodity Management, LLC (“CoreCommodity”) as subadviser to the PGIM Commodity Strategies Fund (formerly known as Prudential Commodity Strategies Fund) (the “Fund”), a series of the Trust, effective March 30, 2018.

PGIM Investments LLC (“PGIM Investments” or the “Manager”), the Fund’s investment manager, has: (i) entered into a new subadvisory agreement with QMA relating to the Fund (the “New Subadvisory Agreement”); and (ii) terminated the subadvisory agreement with CoreCommodity relating to the Fund.

This information statement describes the circumstances surrounding the Board of Trustees' approval of the New Subadvisory Agreement and provides you with an overview of its terms. PGIM Investments will continue as the Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about QMA’s replacement of CoreCommodity as subadviser to the Fund.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NS13996

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at www.pgiminvestments.com/fundupdates

PRUDENTIAL INVESTMENT PORTFOLIOS 2
PGIM Commodity Strategies Fund

655 Broad Street

Newark, New Jersey 07102

INFORMATION STATEMENT
June 26, 2018

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the PGIM Commodity Strategies Fund (formerly known as Prudential Commodity Strategies Fund) (the “Fund”), a series of Prudential Investment Portfolios 2 (the “Trust”), pursuant to the terms of an order (the “Manager of Managers Order”) issued by the Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits PGIM Investments LLC (“PGIM Investments” or the “Manager”), as the Fund's investment manager, to hire new wholly-owned subadvisers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining shareholder approval.[1]

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust.

The Trustees of the Trust are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The principal executive offices of the Trust are located at 655 Broad Street, Newark, NJ 07102. PGIM Investments serves as the investment manager of the Fund.

This information statement relates to the approval by the Trustees of a new subadvisory agreement for the Fund (the “New Subadvisory Agreement”). At regular meetings of the Trustees held on December 5-7, 2017 (the “Meeting”), the Trustees, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not “interested persons” of those parties or the Fund, as defined in the 1940 Act (the “Independent Trustees”), unanimously approved: (i) a New Subadvisory Agreement between PGIM Investments and Quantitative Management Associates LLC (“QMA” or the “New Subadviser”) with respect to the Fund; and (ii) the termination of the previous subadvisory agreement between PGIM Investments and CoreCommodity Management, LLC (“CoreCommodity”) with respect to the Fund (the “Prior Subadvisory Agreement”). In connection with the new subadvisory arrangement, the Fund changed its name. The new subadvisory arrangement became effective as of March 30, 2018.

PGIM Investments and/or its affiliates will pay for the costs associated with preparing and distributing this information statement. A Notice of Internet Availability for this information statement will be mailed on or about June 28, 2018 to shareholders investing in the Fund as of June 18, 2018.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

[1] See Notice of Application (Release No. IC – 31342)(Nov. 20, 2014) and Order (Release No. IC – 31377)(Dec. 16, 2014).

PRIOR SUBADVISOR AND PRIOR SUBADVISORY AGREEMENT

Prior to March 30, 2018, CoreCommodity served as subadvisor to the Fund pursuant to the Prior Subadvisory Agreement dated as of November 1, 2016. Other than the fee rate to be paid pursuant to each agreement, the material terms of the Prior Subadvisory Agreement are substantially similar to the material terms of the New Subadvisory Agreement, as further described below. The Prior Subadvisory Agreement was approved by the Fund’s initial shareholder prior to the Fund’s launch and was most recently approved by the Board (including a majority of the Independent Trustees) at its in-person Board meetings held on September 20-22, 2016. The Board approved the termination of the Prior Subadvisory Agreement at the Meeting, to be effective as of March 30, 2018.

NEW SUBADVISOR AND NEW SUBADVISORY AGREEMENT

QMA, a registered investment adviser, is a wholly-owned subsidiary of PGIM, Inc. QMA uses advanced analytics to enhance the investment decision-making process, which combines a systematic application of financial theory and fundamental analysis with discipline and seasoned judgment. As of April 30, 2018, QMA managed approximately $126 billion in quantitative equity and global multi-asset allocation solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts for leading financial services companies. With offices in Newark and San Francisco and sales support in London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PGIM, Inc.’s primary address is 655 Broad Street, Newark, New Jersey 07102. Additional information relating to the management of QMA is set forth in Exhibit B.

QMA is compensated by the Manager (and not the Fund) for assets it manages. The table below sets forth: (i) the subadvisory fee rate under the Prior Subadvisory Agreement, (ii) the fees paid to CoreCommodity for the fiscal period ended July 31, 2017, (iii) the subadvisory fee rate under the New Subadvisory Agreement, (iv) the fees that would have been paid had the New Subadvisory Fee Rate been in effect for the fiscal period ended July 31, 2017, and (v) the difference between the amounts in (ii) and (iv) expressed as a percentage of the amount in (ii).

(i) Prior Subadvisory Fee Rates	(ii) Subadvisory Fees for the Fiscal Year Ended July 31, 2017*	(iii) New Subadvisory Fee Rates	(iv) Subadvisory Fees that would have been paid for the Fiscal Year ended July 31, 2017 had the New Subadvisory Fee Rate Been in Effect*	(v) Difference Between the Amounts in (ii) and (iv), Expressed as a Percentage of the Amount in (ii)
CoreCommodity 0.45%	CoreCommodity $27,940	QMA 0.25%	$15,522	0.44%

*The Fund commenced operations on November 15, 2016. The figure shown above is for the fiscal period from November 15, 2016 through July 31, 2017.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, QMA is responsible for managing the investment operations of a portion of the assets of the Fund and for making investment decisions and placing orders to purchase and sell securities for a portion of the assets of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. The New Subadviser is the sole subadviser for the Fund and as a result is responsible for managing the investment operations, making investment decisions and placing purchase and sale orders for all of the Fund’s assets. In accordance with the requirements of the 1940 Act, QMA will provide the Manager with access to all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request. The Prior Subadvisory Agreement contained a substantially similar provision.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Investment Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by QMA or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement. The Prior Subadvisory Agreement contained substantially similar provisions.

Under the New Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers, and futures commission merchants who provide to the Manager or QMA, without cost, certain investment research, economic analysis, statistical and quotation services of value to one or more entities in advising the Fund and other advisory clients. Although the Manager and QMA, as applicable, will give primary consideration to obtaining the best price and efficient execution for the Fund, they will be authorized under the New Subadvisory Agreement to pay higher commissions for such research and investment services. In addition, the Manager and QMA, as applicable, will be permitted to aggregate purchase and sale orders for the Fund with those for other clients in order to obtain more favorable prices or lower commissions. These brokerage arrangements are largely consistent with the brokerage arrangements in place under the Prior Subadvisory Agreement with CoreCommodity for the Fund.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, QMA will not be liable for any act or omission in connection with its activities as subadviser to the Fund. The Prior Subadvisory Agreement contained a substantially similar provision.

Board Consideration of New Subadvisory Agreement

Approval of Amended Investment Management Agreement and New Subadvisory Agreement

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during a Board meeting (the “Meeting”) that took place on December 5-7, 2017, to consider the proposal from the Manager to change the Fund’s management fees and subadvisory arrangements. In advance of the Meeting, the Trustees received materials relating to all aspects of the Manager’s proposal and had the opportunity to ask questions and request additional information in connection with their consideration of the proposal. The materials included, among other things, a detailed presentation by QMA on its commodity investment strategy. The Trustees also reviewed information about the proposed reductions to the Fund’s management fee and subadvisory fee. It was further noted that it was proposed that the New Subadvisory Agreement become effective under the revised manager of managers structure, under which the Manager is permitted to enter into subadvisory agreements with wholly-owned subadvisers, such as QMA, with Board approval but without shareholder approval.

At the Meeting, the Board, including a majority of the Independent Trustees, approved the amendment of the Investment Management Agreement between the Trust and the Manager with respect to the Fund to reduce the management fees payable by the Fund to the Manager, the termination of the existing subadvisory agreement relating to the Fund between the Manager and CoreCommodity, the execution of the New Subadvisory Agreement between the Manager and QMA, and other changes as part of the proposal as presented to the Meeting. At the Meeting, the Board received presentations from representatives of the Manager and QMA and had the opportunity to ask questions and obtain additional information about the amendment to the Investment Management Agreement and the New Subadvisory Agreement. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Investment Management Agreement and to approve the New Subadvisory Agreement are discussed separately below.

Nature, Quality, and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 6-8, 2017 meetings (the “June 2017 Meetings”) in connection with the renewal of the investment management agreements between the Manager and the PGIM Investments Retail Funds, and that the Manager provided a representation that as of the Meeting there had been no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year regarding the nature, quality and extent of services provided by the Manager, including but not limited to the oversight of the New Subadviser with respect to other funds, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the New Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the New Subadviser. The Board also noted that the Manager pays the salaries of all the officers and interested Trustees who are part of Fund management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the New Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the Fund and determined that it was reasonable to conclude that there would be no diminution in the nature, quality and extent of services to be provided by the Manager under the amended Investment Management Agreement for the Fund.

With respect to the New Subadviser, the Board noted that it had received and considered information about QMA at the June 2017 Meetings in connection with the renewal of the subadvisory agreements between the Manager and the New Subadviser with respect to certain other PGIM Investments Retail Funds for which QMA serves as subadviser, and that the Manager provided a representation as of the Meeting that there had been no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the New Subadviser. The Board considered, among other things, the qualifications, background and experience of the New Subadviser’s portfolio managers who would be responsible for the day-to-day management of the Fund, as well as information on the New Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the PGIM Investments Retail Funds’ Chief Compliance Officer as to the New Subadviser. The Board noted that it was satisfied with the nature, quality and extent of the services provided by the New Subadviser to the other PGIM Investments Retail Funds served by the New Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the New Subadviser under the New Subadvisory Agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the New Subadviser is affiliated with the Manager.

Investment Performance

The Board noted that the New Subadviser would follow investment strategies similar to those currently used by CoreCommodity, would provide similar exposure to the commodities asset class, and would leverage the capabilities and portfolio management team used by the New Subadviser for the Prudential Global Tactical Allocation Fund and global macro institutional strategies over the last two years. The Board also reviewed information provided by the New Subadviser showing how the New Subadviser’s strategy would have performed compared to the Fund’s benchmark over a longer period, noting that, according to the New Subadviser’s models, the strategy outperformed the benchmark over most calendar year periods since 1995.

Fee Rates

The Board considered the proposed management fees under the revised Investment Management Agreement for the Fund of 0.40% of average daily net assets, which was a reduction of 20 basis points from the current management fee rate of 0.60% of average daily net assets. The Board also considered the proposed subadvisory fees to be paid by the Manager to QMA of 0.25% of average daily net assets, which was a commensurate reduction of 20 basis points from the current subadvisory fee of 0.45% of average daily net assets.

The Board considered that the subadvisory fees would be paid by the Manager to the New Subadviser for the Fund. Therefore, a change in the subadvisory fee rate would not change the management fee paid by the Fund or its shareholders. Thus the decrease in the effective subadvisory fee rate for the Fund would have increased the net investment management fee retained by the Manager, absent the commensurate reduction in the management fee paid to the Manager. The Board also considered that the Fund’s current subadviser is not affiliated with the Manager and that the New Subadviser is an affiliate of the Manager.

The Board concluded that the revised management and subadvisory fees were reasonable in light of the services to be provided.

Costs of Services and Profits Realized by PGIM Investments

The Board was previously provided at the June 2017 Meetings with information on the profitability of the Manager in serving as the Fund’s investment manager. The Board discussed with the Manager the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of the Manager and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that the current subadviser was not affiliated with the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the subadviser out of its management fee. The Board further noted that the New Subadviser is affiliated with the Manager and that the Board will not separately consider the profitability of the affiliated subadviser as its profitability will be reflected in the Manager’s profitability report.

Economies of Scale

The Board received and discussed information at the June 2017 Meetings concerning economies of scale that the Manager and the New Subadviser may realize as the Fund’s assets grow beyond current levels. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered the Manager’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase, as evidenced by the Manager’s proposal to reduce the management and subadvisory fee rates for the Fund.

Other Benefits to the Manager and the New Subadviser

The Board considered potential “fall-out” or ancillary benefits that might be received by the Manager and the New Subadviser as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by the Manager included transfer agency fees received by the Fund’s transfer agent (which is affiliated with the Manager), and benefits to its reputation as well as other intangible benefits resulting from the Manager’s association with the Fund. The Board concluded that the benefits derived by the Manager and the New Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and the New Subadviser at the Meeting, the Board concluded that approving the amendment to the Investment Management Agreement for the Fund and approving the New Subadvisory Agreement between the Manager and the New Subadviser were in the best interests of the Fund and its shareholders.

***

The New Subadvisory Agreement is attached as Exhibit A.

MANAGEMENT OF THE TRUST

The Manager

The Trust is managed by PGIM Investments pursuant to a management agreement dated November 1, 2016 (the “Investment Management Agreement”). The Investment Managament Agreement was most recently approved by the Board (including a majority of the Independent Trustees) at its in-person Board meetings held on September 20-22, 2016. The Investment Management Agreement was approved by the Fund’s initial shareholder prior to the Fund’s launch. PGIM Investments is located at 655 Broad Street, Newark, NJ 07102.

As of April 30, 2018, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $276.8 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”). PGIM Investments is organized in New York as a limited liability company.

The Investment Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the 1940 Act) at meetings held on June 6-8, 2017, for the purpose of considering confirmation of the Investment Management Agreement.

Terms of the Investment Management Agreement

Pursuant to the Investment Management Agreement, PGIM Investments, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadviser(s) and the renewal of contracts. The Manager also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian (the “Custodian”) and Prudential Mutual Fund Services LLC (“PMFS”). The management services of PGIM Investments to the Fund are not exclusive under the terms of the Investment Management Agreement and PGIM Investments is free to, and does, render management services to others.

PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice. To the extent that PGIM Investments agrees to waive its fee or subsidize the Fund’s expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.

PGIM Investments has contractually agreed, through November 30, 2020, to limit Total annual Fund operating expenses after fee waivers and/or expense reimbursements to 0.80% of average daily net assets for Class R6 shares of the Fund. This contractual waiver excludes taxes, interest, brokerage commissions, distribution and/or service (12b-1) fees, extraordinary and certain other expenses. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These waivers may not be terminated prior to November 30, 2020 without the prior approval of the Fund’s Board of Trustees.

In connection with its management of the corporate affairs of the Fund, PGIM Investments bears the following expenses:

■	the salaries and expenses of all of its and the Fund’s personnel except the fees and expenses of Independent Board Members and non-management Interested Board Members;
■	all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; and
■	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PGIM Investments and such investment subadviser.

Under the terms of the Investment Management Agreement, the Fund is responsible for the payment of the following expenses:

■	the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to the Manager;
■	the fees and expenses of Independent Board Members and non-management Interested Board Members;
■	the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares;
■	the charges and expenses of the Fund’s legal counsel and independent auditors and of legal counsel to the Independent Board Members;
■	brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Fund to governmental agencies;
■	the fees of any trade associations of which the Fund may be a member;
■	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Fund and of Fund shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and

■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and distribution and service (12b-1) fees.

The Investment Management Agreement provides that PGIM Investments will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated at any time, without penalty, by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), or by the Manager at any time, without the payment of any penalty, upon not more than 60 days', nor less than 30 days', written notice to the Fund. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Investment Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PGIM Investments from the Fund for the most recently completed fiscal year.

Fund	Investment Management Fee Rate	Aggregate Investment Management Fees for Fiscal Year Ended July 31, 2017*
PGIM Commodity Strategies Fund	0.60%	$53,825

*Effective as of March 30, 2018, the investment management fee rate paid by the Fund to the Manager changed from 0.60% to 0.40% of the Fund’s average daily net assets. The figure shown above is for the fiscal period from November 15, 2016 through July 31, 2017 and therefore does not reflect the reduced investment management fee.

Directors and Officers of PGIM Investments

The principal occupations of PGIM Investments’ directors and principal executive officers are set forth below. The address of each person is 655 Broad Street, Newark, New Jersey 07102.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Chief Operating Officer, Officer-in-Charge, President	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

Set forth below is a list of the officers and directors of the Trust who are also officers or directors of PGIM Investments.

Name	Position with Trust	Position with PGIM Investments
Scott E. Benjamin	Vice President	Executive Vice President
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Chad A. Earnst	Chief Compliance Officer	Chief Compliance Officer
Dino Capasso	Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer
Stuart S. Parker	President	President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Vice President
Charles H. Smith	Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit
Peter Parrella	Assistant Treasurer	Vice President
Lana Lomuti	Assistant Treasurer	Vice President
Linda McMullin	Assistant Treasurer	Vice President
Kelly A. Coyne	Assistant Treasurer	Director

Custodian

The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, serves as Custodian for the Fund’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Distributor

Prudential Investment Management Services LLC (“PIMS”), 655 Broad Street, Newark, New Jersey 07102, serves as the Distributor of the Fund. PIMS is a subsidiary of Prudential. PIMS incurs the expenses of distributing Class R6 shares of the Fund. None of the expenses incurred by PIMS in distributing Class R6 shares are reimbursed or paid for by the Fund.

Transfer Agent and Shareholder Servicing Agent

PMFS, 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Trust’s Board has appointed BNY Mellon Asset Servicing (US) Inc. (BNYAS), 301 Bellevue Parkway, Wilmington, Delaware 19809, as sub-transfer agent to the Fund. PMFS has contracted with BNYAS to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.

For the fiscal period from November 15, 2016 through July 31, 2017, the Fund incurred $200 in fees for services provided by PMFS.

Brokerage

The Fund did not pay any commissions to affiliated broker dealers for the fiscal period ended July 31, 2017.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Fund receives contrary instructions from one or more of the shareholders. A copy of the Fund’s most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940 or by calling (800) 225-1852 (toll free). Any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Fund at the above address or telephone number.

Shareholder Proposals

The Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Shareholders of the Fund generally may submit proposals from the floor of the meeting. However, under state law, the purpose of any special meeting must be described in the meeting notice, so only items in the notice may be voted upon at a special meeting.

Shareholder Information

Information on the share ownership of the Fund is set forth in Exhibit C to this Information Statement.

Deborah A. Docs
Secretary

Dated: June 26, 2018

EXHIBIT A

PRUDENTIAL INVESTMENT PORTFOLIOS 2

Prudential Commodity Strategies Fund

SUBADVISORY AGREEMENT

Agreement made as of this 12th day of February, 2018 between PGIM Investments LLC (“PGIM Investments” or the “Manager”), a New York limited liability company, and Quantitative Management Associates LLC (the “Subadviser” or “QMA”), a New Jersey limited liability company.

WHEREAS, the Manager has entered into a Management Agreement, dated November 1, 2016 (the “Management Agreement”) with Prudential Investment Portfolios 2, a Delaware statutory trust (the “Trust”) and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to Prudential Commodity Strategies Fund, (the “Fund”), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the “Board”), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (“Board Procedures”) which have been provided to it by the Manager (the “Trust Documents”), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities laws. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities, futures contracts, swaps, options, currency contracts and other investments or instruments to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers and prime brokerage arrangements with broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract, swap, option, currency contract or other investment or instrument to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities, futures contracts. swaps, options, currency contracts or other investments or instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10), and (11) and paragraph (f) of Rule31a-1 under the 1940 Act, and shall render to the Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s custodian (the “Custodian”) on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Manager a copy of Subadviser’s Form ADV as filed with the U.S. Securities and Exchange Commission (the “Commission”).

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such record. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the written request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(d) The Subadviser shall maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(c) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Commission or such other regulator having appropriate jurisdiction.

(e) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement for so long as such registration or membership is required in connection with the Subadviser’s provision of investment advisory services under this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any United States governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target and such investigation is related to the Subadviser’s investment management activities.

(f) The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request in writing.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reasonable reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may use a third-party voting service and customized procedures in accordance with Subadviser’s policies.

(h) Upon reasonable request from the Manager in writing, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(i) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(k) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to in writing by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under applicable law. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; (2) to the Fund at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Gateway Center Two, 7th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Chief Legal Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser (including the Subadviser’s name, derivatives thereof and any logo associated therewith) in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

9. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

BY:	/s/ Scott E. Benjamin
Name: Scott E. Benjamin
Title: Executive Vice President

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

BY:	/s/ Kathleen M. Barabas
Name: Kathleen M. Barabas
Title: Vice President

Schedule A

As compensation for services provided by Quantitative Management Associates LLC (“QMA”), PGIM Investments LLC will pay QMA an advisory fee on the net assets managed by QMA that is equal, on an annualized basis, to the following:

Fund	Fee
Prudential Commodity Strategies Fund	0.25% average daily net assets

Dated as of February 12, 2018

EXHIBIT B

MANAGEMENT OF QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Quantitative Management Associates LLC (QMA), a registered investment adviser, is a wholly-owned subsidiary of PGIM, Inc. QMA uses advanced analytics to enhance the investment decision-making process, which combines a systematic application of financial theory and fundamental analysis with discipline and seasoned judgment. As of April 30, 2018, QMA managed approximately $126 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts for leading financial services companies. With offices in Newark and San Francisco, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

The table below lists the name, address, and position for QMA’s principal executive officer and each member of the board of managers.

Name & Address*	Position
Andrew Dyson	QMA Chief Executive Officer and Chairman of the Board
David Hunt	PGIM Chief Executive Officer
Roy Henriksson	Chief Investment Officer
Shelley Wong	Chief Operations Officer
Maggie Stumpp	Senior Advisor

*Unless otherwise noted, the principal address for each member of the board of managers is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

EXHIBIT C

SHAREHOLDER INFORMATION

As of June 12, 2018, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

As of June 12, 2018, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Fund were as follows:

Fund Name	Shareholder Name	Registration	Share Class	Shares/Percentage
PGIM Commodity Strategies Fund	PIM Investments Inc Attn Robert McHugh	655 Broad St 19th Floor 08-19-24 Newark NJ 07102-4410	R6	1,014,870 / 59.97%
	Prudential Investments Portfolio 5 Prudential Day One 2020 Attn Ted Lockwood	655 Broad St 17th Floor Newark NJ 07102-4410	R6	128,313 / 7.58%
	Prudential Investments Portfolio 5 Prudential Day One 2025 Attn Ted Lockwood	655 Broad St 17th Floor Newark NJ 07102-4410	R6	144,949 / 8.56%
	Prudential Investments Portfolio 5 Prudential Day One 2030 Attn Ted Lockwood	655 Broad St 17th Floor Newark NJ 07102-4410	R6	100,169 / 5.92%

PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Commodity Strategies Fund

655 Broad Street

Newark, New Jersey 07102

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.pgiminvestments.com/fundupdates

This Notice is to inform you that an information statement (the “Information Statement”) regarding the appointment of a new subadviser of PGIM Commodity Strategies Fund (the “Fund”), a series of Prudential Investment Portfolios 2 (the “Trust”), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Fund’s website to review a complete copy of the Information Statement, which contains important information about the new subadviser and subadvisory agreement.

As discussed in the Information Statement, at a meeting held on December 5-7, 2017, the Board of Trustees of the Trust approved the appointment of Quantitative Management Associates LLC (“QMA”) as the sole subadviser of the Fund.

The Trust and the Fund’s investment manager, PGIM Investments LLC (“PGIM Investments”), have received an exemptive order from the Securities and Exchange Commission that allows PGIM Investments, subject to certain conditions, to hire new subadvisers and make changes to existing subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, the Fund is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about June 28, 2018, to all shareholders of record as of the close of business on June 18, 2018. A copy of the Information Statement will remain on the Fund’s website until at least September 26, 2018.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Fund at Prudential Mutual Fund Services, P.O. Box 9658, Providence, RI 02940 or by calling (800) 225-1852 (toll free). You can request a complete copy of the Information Statement until September 26, 2018. To ensure prompt delivery, you should make your request no later than September 14, 2018. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only and you are not required to take any action.

LR1062